EXHIBIT 1 - Original Signature Page

      JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
          ORKNEY HOLDINGS, INC., ERIC F. BILLINGS, EMANUEL J. FRIEDMAN
                            AND W. RUSSELL RAMSEY

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to
Section 13(d)of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

     NOW, THEREFORE, the parties hereto agree as follows:

     FRIEDMAN,  BILLINGS, RAMSEY GROUP, INC., ORKNEY HOLDINGS, INC.,
ERIC F. BILLINGS, EMANUEL J.FRIEDMAN AND W. RUSSELL RAMSEY hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on
Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.

                                        FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Dated:   April 10, 2000


                                         By:
                                         --------------------------------------
                                         Name:  Emanuel J. Friedman
                                         Title: Chairman


Dated:   April 10, 2000                ORKNEY HOLDINGS, INC.




                                         By:
                                         --------------------------------------
                                         Name:  Kurt R. Harrington
                                         Title: President




Dated:   April 10, 2000
                                        ---------------------------------------
                                             Eric F. Billings




Dated:   April 10, 2000
                                        ---------------------------------------
                                             Emanuel J. Friedman




Dated:   April 10, 2000
                                        ---------------------------------------
                                             W. Russell Ramsey